UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 3, 2020
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California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27200 Tourney Road
Suite 200
Santa Clarita
California	91355
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On December 3, 2020, California Resources Corporation (the “Company”) disclosed certain unaudited pro forma condensed consolidated financial information and explanatory notes (the “Pro Forma Financial Information”) for the Company and its consolidated subsidiaries. The Pro Forma Financial Information is provided for informational purposes only and gives effect to (i) the Company's plan of reorganization, as described in our Quarterly Report on Form 10-Q for the period ended September 30, 2020, which became effective on October 27, 2020 (the “Effective Date”), and (ii) our adoption of fresh start accounting on the Effective Date.

The Pro Forma Financial Information is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference. The purpose of this Current Report on Form 8-K is to, among other things, file the Pro Forma Financial Information set forth in Item 9.01 below, and to allow such financial information to be incorporated by reference into a future registration statement to be filed with the Securities and Exchange Commission.

Item 9.01    Financial Statements and Exhibits

(b)    Pro Forma Financial Information

The following Pro Forma Financial Information, giving effect to the Company's plan of reorganization and adoption of fresh start accounting on the Effective Date, is attached as Exhibit 99.1 hereto and incorporated herein by reference:

•Unaudited pro forma condensed consolidated balance sheet as of September 30, 2020

•Unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2020

•Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2019

(d)    Exhibits

Exhibit No.	Description
99.1	Pro Forma Financial Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Roy Pineci
Name:	Roy Pineci
Title:	Senior Vice President

DATED: December 3, 2020